DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Occupancy Analysis

As of June 31, 2010

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 6/30/10	As of 3/31/10	As of 12/31/09	As of 09/30/09	As of 06/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,576	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.5	0.3
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,555	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.5	0.3
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,547	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.5	0.3
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,472	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.4	0.3
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,461	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.4	0.3
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,458	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.4	0.3
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.4	0.3
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	3.8	2.4	0.4	0.3
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	1,322	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2	0.4	0.2
1232 Alma Road	Sep-09	Dallas	71,579		34,147	1,257	77.3%	100.0%	0.0%	0.0%	0.0%	0.9	0.5	0.4	0.2
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,076	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.3	0.2
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015		—	912	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.3	0.2
600 Winter Street	Sep-06	Boston	30,400		—	810	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2	0.2	0.1
2300 NW 89th Place	Sep-06	Miami	64,174		—	616	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.2	0.1
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3	0.2	0.1
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	247	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2	0.1	—
4849 Alpha Road	Apr-04	Dallas	64,246		61,292	46	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	—	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
Cateringweg 5	Jun-10	Amsterdam, Netherlands	—		55,972	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1725 Comstock Street	Apr-10	Silicon Valley	—		39,643	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
3105 & 3115 Alfred Street	May-10	Silicon Valley	—		49,858	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
900 Quality Way	Sep-09	Dallas	—		112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1400 N Bowser Way	Sep-09	Dallas	—		246,940	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—
1301 International Parkway	Sep-09	Dallas	—		20,500	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—
650 Randolph Road	Jun-08	New York / New Jersey	—		127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
904 Quality Way	Sep-09	Dallas	—		46,750	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—
905 Quality Way	Sep-09	Dallas	—		249,657	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—

			8,171,233		1,678,017	333,019	95.8%	96.3%	95.9%	95.7%	95.8%	100.0%	61.9%	100.0%	59.9%
Technology Manufacturing

34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	9,035	100.0%	100.0%	100.0%	100.0%	100.0%	50.9%	2.3%	57.2%	1.6%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,908	100.0%	100.0%	100.0%	100.0%	100.0%	30.3	1.4	24.7	0.7
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	18.8	0.9	18.1	0.5
2 St. Anne’s Boulevard	Dec-07	London, England	—		30,612	—	0.0%	0.0%	0.0%	100.0%	100.0%	—	—	—	—

			604,112		30,612	15,795	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	4.6%	100.0%	2.8%
Technology Office

100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,222	94.9%	94.9%	94.9%	94.9%	94.9%	69.4%	2.9%	73.1%	1.3%
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	28.0	1.2	26.7	0.5
908 Quality Way	Sep-09	Dallas	14,400		—	24	100.0%	100.0%	0.0%	0.0%	N/A	2.6	0.1	0.2	—

			557,356		—	9,890	96.4%	96.4%	97.0%	97.0%	97.0%	100.0%	4.2%	100%	1.8%

Portfolio Total/Weighted Average			13,270,035	(4)	1,916,028	$555,441	95.0%	95.2%	95.0%	95.2%	94.8%	100.0%	100.0%	100%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes 400,369 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 96.14% occupied as of June 30, 2010.